                                                                   Exhibit 99.32

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 DECEMBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   26.48248127             Class 2-A1 ....   $   35.55680735
                  ---------------                               ---------------
Class 1-A2 ....   $   25.30779163             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $   18.30120610             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $   18.30120640             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.99933940
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    3.92863555
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    2.99933655
                  ---------------                               ---------------
Class 1-A8 ....   $    0.62784260             Class 2-B1 ....   $    2.99933655
                  ---------------                               ---------------
Class 1-A9 ....   $    0.62784229             Class 2-B2 ....   $    2.99934194
                  ---------------                               ---------------
Class 1-PO ....   $    0.98747834             Class 2-B3 ....   $    2.99934783
                  ---------------                               ---------------
Class 1-M .....   $    0.62784159             Class 2-B4 ....   $    2.99933735
                  ---------------                               ---------------
Class 1-B1 ....   $    0.62784266             Class 2-B5 ....   $    2.99934331
                  ---------------                               ---------------
Class 1-B2 ....   $    0.62784116
                  ---------------
Class 1-B3 ....   $    0.62784266
                  ---------------
Class 1-B4 ....   $    0.62783811
                  ---------------

Class 1-B5 ....   $    0.62784955
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $   25.06623062             Class 2-A1 ....   $   28.12840611
                  ---------------                               ---------------
Class 1-A2 ....   $   23.95436194             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $   17.32248002             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $   17.32248030             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.37272812
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    3.10787904
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A8 ....   $    0.59426635             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.59426605             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

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Class 1-PO ....   $    0.93466921             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000
                  ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:


                    Class 1-A1 ....      $    6.16742957           7.50000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    6.37679537           7.75000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    5.98650704           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    7.01866318           8.50000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.35416670           7.62500000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833343           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833329           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.45026982           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.45027005           7.75000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.40647982           0.54342591%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.45027046           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.45027044           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.45027047           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.45027044           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.45026639           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.45027141           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    0.00000000           7.75000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.57525054           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.04166658           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166660           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166695           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.00608517           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.50467877           0.66608411%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.00608565           0.00000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.00607961           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.00609032           7.25000000%
                                         ---------------      ---------------

                    Class 2-B3 ....      $    6.00608696           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.00608434           7.25000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.00607912           7.25000000%
                                         ---------------      ---------------

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     iii) The amount of servicing
          compensation received by the
          Company during the month                    Pool 1           Pool 2
          preceding the month of                      ------           ------
          distribution: ...................         69,149.08         24,332.11
                                              ---------------   ---------------

(b)  The amounts below are for the
     aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances: .......................   $319,918,343.04   $105,803,713.89
                                              ---------------   ---------------

          Number of Mortgage Loans: .......              1105               346
                                              ---------------   ---------------

     v)   The Class Certificate
          Principal Balance of each
          Class and the Certificate
          Principal Balance of a Single
          Certificate of each Class
          after giving effect to all
          distributions allocable to
          principal made on such
          Distribution Date and the
          allocation of Realized Losses
          (separately identified), if
          any, as of such Distribution
          Date:
                                             Aggregate               Single
                                        Principal Balance    Certificate Balance

                    Class 1-A1 ....      $ 49,225,298.92               960.31
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 57,583,556.12               962.07
                                         ---------------      ---------------
                    Class 1-A3 ....      $  8,225,015.28               972.57
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 29,530,109.82               972.57
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 45,830,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 35,354,000.00             1,000.00
                                         ---------------      ---------------

                    Class 1-A7 ....      $ 42,083,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 26,708,789.38               998.12
                                         ---------------      ---------------
                    Class 1-A9 ....      $  7,392,103.37               998.12
                                         ---------------      ---------------
                    Class 1-S .....      $288,478,470.34               981.68
                                         ---------------      ---------------
                    Class 1-PO ....      $    935,476.37               997.19
                                         ---------------      ---------------
                    Class 1-M .....      $  5,683,315.78               998.12
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,247,894.19               998.12
                                         ---------------      ---------------
                    Class 1-B2 ....      $  4,059,368.69               998.12
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,623,947.09               998.12
                                         ---------------      ---------------
                    Class 1-B4 ....      $    974,168.64               998.12
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,462,299.39               998.12
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 36,599,671.82               887.24
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 19,237,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 26,125,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 11,770,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,726,703.24               991.11
                                         ---------------      ---------------
                    Class 2-S .....      $ 99,046,407.98               954.78
                                         ---------------      ---------------
                    Class 2-PO ....      $    235,854.49               988.20
                                         ---------------      ---------------
                    Class 2-M .....      $  1,643,262.44               991.11
                                         ---------------      ---------------
                    Class 2-B1 ....      $    821,631.23               991.11
                                         ---------------      ---------------
                    Class 2-B2 ....      $    768,111.21               991.11
                                         ---------------      ---------------
                    Class 2-B3 ....      $    273,546.70               991.11
                                         ---------------      ---------------
                    Class 2-B4 ....      $    164,524.46               991.11
                                         ---------------      ---------------
                    Class 2-B5 ....      $    438,408.30               991.11
                                         ---------------      ---------------

    vi)   The following pertains to any real
             estate acquired on behalf of

             Certificateholders:                     Pool 1           Pool 2
                                                     ------           ------
          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

     The  aggregate number of Mortgage
          Loans included in the
          Principal Balance set forth
          above ...........................   $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate
          Principal Balances of
          delinquent Mortgage Loans, as
          of the opening of business on
          the related Determination
          Date,
                                                    Loans      Principal Balance
          Pool 1.....................
                *(1)      *30-59 days                       5   $  1,382,548.19
                                              ---------------   ---------------
                 (2)       60-89 days                       1   $    217,500.00
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)   in foreclosure                       0   $          0.00
                                              ---------------   ---------------

          Pool 2.....................
                *(1)       30-59 days                       4   $  1,293,206.50
                                              ---------------   ---------------
                 (2)       60-89 days                       2   $    630,454.64
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)   in foreclosure                       0   $          0.00
                                              ---------------   ---------------

    viii) The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00

                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.543426%
                                            ---------------
              Class 2-S Certificates: ...          0.666084%
                                            ---------------

                                                     Pool 1           Pool 2
                                                     ------           ------

     xi) Senior Percentage ................       94.71114800%      96.15027200%
                                              ---------------   ---------------

     xii) Group I Senior Percentage .......       84.13378200%      88.91196500%
                                              ---------------   ---------------

     xiii) Group II Senior Percentage .....       10.57736600%       7.23830700%
                                              ---------------   ---------------

     xiv) Senior Prepayment Percentage ....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xv) Group I Senior Prepayment Percentage    100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvi) Group II Senior Prepayment Percentage    0.00000000%       0.00000000%
                                              ---------------   ---------------

     xvii) Junior Percentage ..............        5.28885200%       3.84972800%
                                              ---------------   ---------------

     xviii) Junior Prepayment Percentage ..        0.00000000%       0.00000000%
                                              ---------------   ---------------

* It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.